UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 1, 2019

ELECTRO SCIENTIFIC INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

OREGON	0-12853	93-0370304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13900 NW Science Park Drive, Portland, Oregon	97229
(Address of principal executive offices)	(Zip Code)

(503) 641-4141
(Registrant’s telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On February 1, 2019, MKS Instruments, Inc., a Massachusetts corporation (“MKS”), completed its previously announced acquisition of Electro Scientific Industries, Inc., an Oregon corporation (“ESI” or the “Company”). Pursuant to the terms of the Agreement and Plan of Merger, dated October 29, 2018 (the “Merger Agreement”), among ESI, MKS and EAS Equipment, Inc., a Delaware corporation and a wholly-owned subsidiary of MKS (“Merger Sub”), Merger Sub merged with and into ESI (the “Merger”) with ESI surviving the Merger as a wholly-owned subsidiary of MKS, subject to the terms and conditions set forth therein. Capitalized terms not otherwise defined have the meaning set forth in the Merger Agreement.

At the effective time of the Merger (the “Effective Time”) and pursuant to the terms and conditions of the Merger Agreement, each share of ESI’s common stock, without par value (each, a “Share”) issued and outstanding as of immediately prior to the Effective Time (other than Shares held in the treasury of ESI or owned, directly or indirectly, by MKS, Merger Sub or any wholly owned subsidiary of ESI, MKS or Merger Sub immediately prior to the Effective Time (all of which were cancelled)) was converted into the right to receive $30.00 in cash, without interest and subject to deduction for any required withholding tax. ESI’s common stock has been delisted from the Nasdaq Global Select Market (“NASDAQ”) effective as of the close of trading on February 1, 2019.

The foregoing description of the effects of the Merger and the Merger Agreement, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement. A copy of the Merger Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 3.01 by reference.

On February 1, 2019, ESI notified NASDAQ of the effectiveness of the Merger. In connection therewith, ESI informed NASDAQ of the Merger Consideration being paid by MKS and requested that NASDAQ file a notification of removal from listing on Form 25 with the SEC with respect to the common stock of ESI. Trading of ESI common stock on NASDAQ, which traded under the symbol “ESIO,” was suspended as of the close of business on February 1, 2019.

Item 3.03.  Material Modification to Rights of Security Holders.

The information set forth in Items 2.01, 3.01 and 5.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

As a result of the Merger, each Share issued and outstanding immediately prior to the Effective Time (other than Shares held in the treasury of ESI or owned, directly or indirectly, by MKS, Merger Sub or any wholly owned subsidiary of ESI, MKS or Merger Sub immediately prior to the Effective Time (all of which were cancelled)), was cancelled and retired and automatically converted into the Merger Consideration.

Item 5.01.  Changes in Control of Registrant.

The information set forth in Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

On February 1, 2019, as a result of the Merger, a change in control of ESI occurred, and ESI became a wholly-owned subsidiary of MKS. MKS paid approximately $1 billion in cash to ESI’s shareholders pursuant to the Merger Agreement to acquire ESI.  ESI intends to file with the SEC, on Form 15, a certification and notice of termination of the registration of such shares of common stock under Section 12(g) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and suspension of its obligations to file reports under Sections 13 and 15(d) of the Exchange Act.  MKS funded the payment of the aggregate consideration with a combination of MKS’s available cash on hand and the proceeds from a term loan facility MKS entered into in connection with the Merger.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, immediately after the Effective Time, until successors are duly elected or appointed and qualified in accordance with applicable law, (i) each of the members of the Board of Directors of ESI, Richard H. Wills, Michael D. Burger, Frederick A. Ball, Lynne J. Camp, Laurence E. Cramer and Raymond A. Link, resigned from the Board of Directors of ESI and Kathleen Burke and Seth Bagshaw, the directors of Merger Sub at the Effective Time, became the directors of the surviving corporation and (ii) each of the executive officers of ESI, Michael D. Burger, Allen Muhich, Steve Harris and John Williams, ceased serving in such positions as a result of the Merger, and Mr. Bagshaw became the President and Treasurer and Ms. Burke became the Secretary of the surviving corporation.   The directors of the Company did not resign because of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

As previously disclosed, MKS negotiated certain arrangements with ESI’s named executive officers, which were subsequently entered into effective as of and contingent upon the completion of the Merger. Upon the consummation of the Merger, MKS and ESI entered into Consulting Agreements with Messrs. Burger and Muhich, and Employment Agreements with Messrs. Harris and Williams.  These agreements are summarized in the Supplement to Proxy Statement on Schedule 14A filed by ESI with the Securities and Exchange Commission on January 2, 2019.  Such summaries are qualified in their entirety by reference to the agreements, which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in the Merger Agreement, at the Effective Time, the articles of incorporation and bylaws of ESI were amended and restated.

Copies of the amended and restated articles of incorporation and bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*
Agreement and Plan of Merger, dated as of October 29, 2018, among Electro Scientific Industries, Inc., MKS Instruments, Inc., and EAS Equipment, Inc., is incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by ESI on October 30, 2018.

3.1	Amended and Restated Articles of Incorporation of Electro Scientific Industries, Inc.

3.2	Amended and Restated Bylaws of Electro Scientific Industries, Inc.

10.1	Consulting Agreement, dated as of February 1, 2019, among Electro Scientific Industries, Inc., MKS Instruments, Inc. and Michael D. Burger.

10.2	Consulting Agreement, dated as of February 1, 2019, among Electro Scientific Industries, Inc., MKS Instruments, Inc. and Allen Muhich.

10.3	Employment Agreement, dated as of February 1, 2019, among Electro Scientific Industries, Inc., MKS Instruments, Inc. and Steve Harris.

10.4	Employment Agreement, dated as of February 1, 2019, among Electro Scientific Industries, Inc., MKS Instruments, Inc and John Williams.

* Schedules and annexes have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or annex will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 1, 2019

Electro Scientific Industries, Inc.

By:	/s/ Seth H. Bagshaw
Name:	Seth H. Bagshaw
Title:	President